Income Taxes	12 Months Ended
Sep. 30, 2018
Income Taxes [Abstract]
Income Taxes

NOTE 15 - INCOME TAXES

Income tax expense was calculated based upon the following components of income from operations before income taxes for the years ended September 30, 2018, 2017, and 2016:

	SBH			SB/RH
(in millions)	2018	2017	2016	2018	2017	2016
United States	$(140.4)	$(150.7)	$(130.3)	$25.4	$50.7	$97.3
Outside the United States	104.7	122.8	122.4	104.7	122.9	122.3
Income from operations before income taxes	$(35.7)	$(27.9)	$(7.9)	$130.1	$173.6	$219.6

The components of income tax expense for the years ended September 30, 2018, 2017 and 2016 are as follows:

	SBH			SB/RH
(in millions)	2018	2017	2016	2018	2017	2016
Current tax expense:
U.S. Federal	$58.1	$6.9	$—	$58.4	$4.2	$2.0
Foreign	34.7	13.2	32.0	34.7	13.2	31.5
State and local	1.0	0.6	4.4	1.0	0.6	4.3
Total current tax expense	93.8	20.7	36.4	94.1	18.0	37.8
Deferred tax (benefit) expense:
U.S. Federal	(539.7)	(18.0)	(92.0)	(170.0)	(12.2)	(74.5)
Foreign	3.1	(10.1)	4.2	3.0	(10.1)	4.2
State and local	(19.9)	(4.4)	(1.4)	(3.9)	(4.3)	(0.9)
Total deferred tax expense	(556.5)	(32.5)	(89.2)	(170.9)	(26.6)	(71.2)
Income tax expense	$(462.7)	$(11.8)	$(52.8)	$(76.8)	$(8.6)	$(33.4)

The following reconciles the total income tax expense, based on the U.S. Federal statutory income tax rate of 24.5% for the year ended September 30, 2018 and 35% for the year ended September 30, 2017 and 2016, with the Company’s recognized income tax expense:

	SBH			SB/RH
(in millions)	2018	2017	2016	2018	2017	2016
U.S. Statutory federal income tax expense	$(8.8)	$(9.7)	$(2.8)	$31.9	$60.8	$76.9
Permanent items	7.6	4.8	10.0	(3.5)	0.8	6.2
Foreign statutory rate vs. U.S. statutory rate	3.0	(32.8)	(31.5)	3.0	(32.8)	(31.5)
State income taxes, net of federal effect	(2.9)	1.2	10.5	(1.9)	1.3	2.9
Illinois state rate change	—	(3.4)	—	—	(3.4)	—
Tax reform act - US rate change	(166.7)	—	—	(181.7)	—	—
Tax reform act - mandatory repatriation	73.1	—	—	73.1	—	—
Residual tax on foreign earnings	5.9	(36.1)	15.9	5.9	(36.1)	15.9
Benefit from adjustment to tax basis in assets	—	—	(8.5)	—	—	(8.5)
Change in valuation allowance	(365.6)	77.1	(46.3)	(0.3)	18.1	(83.3)
Unrecognized tax expense (benefit)	(0.1)	3.9	8.4	(0.1)	3.9	8.3
Foreign tax law changes	—	—	(3.7)	—	—	(3.7)
Share based compensation adjustments	(5.5)	(4.9)	(0.2)	(0.5)	(0.4)	0.4
Impact of IRC Section 9100 relief	—	—	(16.4)	—	—	(16.4)
Research and development tax credits	(1.9)	(9.3)	—	(1.9)	(9.3)	—
UK Tax refund	—	(1.5)	—	—	(1.5)	—
Outside basis difference	—	(0.8)	6.4	—	(5.4)	—
Return to provision adjustments and other, net	(0.8)	(0.3)	5.4	(0.8)	(4.6)	(0.6)
Income tax expense	$(462.7)	$(11.8)	$(52.8)	$(76.8)	$(8.6)	$(33.4)

NOTE 15 - INCOME TAXES (continued)

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of September 30, 2018 and 2017 are as follows:

	SBH		SB/RH
(in millions)	2018	2017	2018	2017
Deferred tax assets
Employee benefits	$24.8	$57.9	$23.1	$49.9
Restructuring	0.5	0.4	0.5	0.4
Inventories and receivables	25.0	32.7	25.0	32.7
Marketing and promotional accruals	9.9	15.8	9.9	15.8
Property, plant and equipment	32.1	31.4	31.2	30.9
Unrealized losses	7.1	16.7	7.1	16.7
Intangibles	14.3	8.5	14.3	8.5
Investment in subsidiaries	16.9	49.4	0.3	0.4
Net operating loss and credit carry forwards	790.8	1,019.2	281.8	362.2
Other	30.2	37.9	44.5	25.0
Total deferred tax assets	951.6	1,269.9	437.7	542.5
Deferred tax liabilities
Property, plant and equipment	51.4	31.4	51.4	31.4
Unrealized gains	7.3	5.7	7.3	5.7
Intangibles	416.4	580.2	416.4	580.2
Investment in partnership	52.0	91.5	52.0	91.5
Taxes on unremitted foreign earnings	6.2	2.8	6.2	2.8
Redemption of long term debt	—	8.4	—	—
Other	7.6	2.5	7.6	1.5
Total deferred tax liabilities	540.9	722.5	540.9	713.1
Net deferred tax liabilities	410.7	547.4	(103.2)	(170.6)
Valuation allowance	(282.6)	(946.4)	(178.4)	(243.5)
Net deferred tax liabilities, net valuation allowance	$128.1	$(399.0)	$(281.6)	$(414.1)
Reported as:
Deferred charges and other	$163.1	$16.8	$5.4	$1.7
Deferred taxes (noncurrent liability)	35.0	415.8	287.0	415.8

On December 22, 2017, the Tax Cuts and Jobs Act (the "Tax Reform Act") was signed into law. The legislation significantly changes U.S. tax law by, among other things, lowering corporate income tax rates, implementing a dividends received deduction for dividends from foreign subsidiaries and imposing a tax on deemed repatriated accumulated earnings of foreign subsidiaries. The Tax Reform Act reduces the U.S. corporate income tax rate from a maximum of 35% to a flat 21% rate, effective January 1, 2018. The Company’s applicable U.S. statutory tax rate for Fiscal 2018 is approximately 24.5%.

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. As a result of the reduction in the U.S. corporate income tax rate from 35% to 21% under the Tax Reform Act, the Company revalued its ending net deferred tax liabilities at December 31, 2017 and recognized $166.7 million of tax benefit in the Company’s net income from continuing operations for the year ended September 30, 2018.

The Tax Reform Act provided for a one-time deemed mandatory repatriation of post-1986 undistributed foreign subsidiary earnings and profits (“E&P”). The Company had an estimated $552.2 million of undistributed foreign E&P subject to the deemed mandatory repatriation and recognized a provisional $73.1 million of income tax expense in the Company’s net income from continuing operations for the year ended September 30, 2018  The mandatory repatriation tax is payable over 8 years, with the first payment due January 2019, therefore $5.9 million of the repatriation tax liability is classified as Other Current Liabilities and $67.2 million as Other Long-Term Liabilities on the Consolidated Statements of Financial Position as of September 30, 2018. The provisional tax expense for the mandatory repatriation is based on currently available information and additional information needs to be prepared, obtained and analyzed in order to determine the final amount, including further analysis of certain foreign exchange gains or losses, earnings and profits, foreign tax credits, and estimated cash and cash equivalents as of the measurement dates in the Tax Reform Act. Tax effects for changes to these items will be recorded in a subsequent quarter, as discrete adjustments to our income tax provision, once complete.

The Tax Reform Act provides for additional limitations on the deduction of business interest expense, effective with a portion of the Company’s Fiscal 2018 tax year. Unused interest deductions can be carried forward and may be used in future years to the extent the interest limitation is not exceeded in those periods. The Company estimated $89.9 million of interest expense is nondeductible for the Fiscal 2018 tax year. The Company expects that the carryforward will be deductible as a result of the sale of the GBL business.

The Tax Reform Act also contains additional limits on deducting compensation, including performance-based compensation, in excess of $1 million paid to certain executive officers for any fiscal year, effective with the Company’s Fiscal 2019 tax year. The Company’s future compensation payments will be subject to these limits, which could impact the Company’s effective tax rate.

The Company continues to review the anticipated impacts of the global intangible low taxed income (“GILTI”) and base erosion anti-abuse tax (“BEAT”) on the Company, which are not effective until fiscal year 2019. The Company has not recorded any impact associated with either GILTI or BEAT in the tax rate for the year ended September 30, 2018. The FASB allows an accounting policy election of either recognizing deferred taxes for temporary differences expected to reverse as GILTI in future years or treating such taxes as a current-period expense when incurred. Due to the complexity of calculating GILTI under the new law, we have not determined which method we will apply.

NOTE 15 - INCOME TAXES (continued)

In response to the enactment of the Tax Reform Act, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Reform Act. SAB 118 allows registrants to record provisional amounts during a one year measurement period in a manner similar to accounting for business combinations. The Company has recognized the provisional tax impacts related to deemed repatriated earnings and included these amounts in its consolidated financial statements. The ultimate impact may differ from these provisional amounts, possibly materially, due to, among other things, additional analysis, changes in interpretations and assumptions the Company has made, additional regulatory guidance that may be issued, and actions the Company may take as a result of the Tax Reform Act.

To the extent necessary, the Company intends to utilize free cash flow from foreign subsidiaries in order to support management's plans to voluntarily accelerate pay down of U.S. debt, fund distributions to shareholders, fund U.S. acquisitions and satisfy ongoing U.S. operational cash flow requirements. The Company annually estimates the available earnings, permanent reinvestment classification and the availability of and management’s intent to use alternative mechanisms for repatriation for each jurisdiction in which the Company does business. Accordingly, the Company is providing residual U.S. and foreign deferred taxes on these earnings to the extent they cannot be repatriated in a tax-free manner.

During the year ended September 30, 2018, the Company provided $3.6 million of residual foreign taxes on undistributed foreign earnings and $2.0 million in domestic tax expense on earnings deemed to be repatriated under subpart F of the US tax law.

During the year ended September 30, 2017, the Company concluded that sufficient evidence existed that substantially all of its non-US subsidiaries had invested or would invest their respective undistributed earnings indefinitely or that the earnings would be remitted in a tax-free manner. As a result, the Company recognized approximately $30.3 million in tax benefit for reducing the deferred tax liability on those earnings that had been established in prior years. The Company provided residual tax expense of $2.3 million on earnings deemed to be repatriated under U.S. tax law for the year ended September 30, 2017. The tax benefit was recognized as an addition to net operating loss and credit carryforwards deferred tax assets.

During the year ended September 30, 2016, the Company provided $30.9 million of residual taxes on undistributed foreign earnings and $1.4 million in tax expense on earnings deemed to be repatriated under subpart F of the U.S. tax law. The residual domestic taxes from foreign earnings were recognized as a reduction to net operating loss and credit carryforwards deferred tax assets.

Remaining untaxed, undistributed earnings of the Company’s foreign operations are $15.6 million at September 30, 2018. $552.2 million of the Company’s undistributed earnings were taxed in the U.S. as a result of the mandatory deemed repatriation that was part of the Tax Reform Act. The majority of these earnings are intended to remain permanently invested. Accordingly, no residual income taxes have been provided on those earnings that are permanently reinvested. If at some future date these earnings cease to be permanently invested, the Company may be subject to foreign income, withholding and other taxes on such amounts, which cannot be reasonably estimated at this time.

As of September 30, 2018, the Company has U.S. federal net operating loss carryforwards (“NOLs”) of $2,427.2 million with a federal tax benefit of $509.7 million, tax benefits related to state NOLs of $108.3 million and capital loss carryforwards of $442.2 million with a federal and state tax benefit of $104.1 million. The Company has an additional $4.3 million of federal and state NOLs for which benefits will be recorded to Additional Paid-in Capital when these carryforwards are used. These NOLs expire through years ending in 2038. As of September 30, 2018, the Company has foreign NOLs of $122.4 million and tax benefits of $30.4 million, which will expire beginning in the Company's fiscal year ending September 30, 2019. Certain of the foreign NOLs have indefinite carryforward periods. The Company has had multiple changes of ownership, as defined under Section 382 of the Internal Revenue Code of 1986, as amended, that subject the Company’s U.S. federal and state NOLs and other tax attributes to certain limitations. The annual limitation is based on a number of factors including the value of the Company’s stock (as defined for tax purposes) on the date of the ownership change, its net unrealized gain position on that date, the occurrence of realized gains in years subsequent to the ownership change and the effects of subsequent ownership changes (as defined for tax purposes), if any. In addition, separate return year limitations apply to limit the Company’s utilization of the acquired Russell Hobbs U.S. federal and state NOLs to future income of the Russell Hobbs subgroup. Due to these limitations, the Company estimates, as of September 30, 2018, that $661.0 million of the total U.S. federal NOLs with a federal tax benefit of $138.8 million and $16.7 million of the tax benefit related to state NOLs will expire unused even if the Company generates sufficient income to otherwise use all of its NOLs. The Company also projects, as of September 30, 2018, that $26.2 million of tax benefits related to foreign NOLs will not be used. The Company has provided a full valuation allowance against these deferred tax assets.

A valuation allowance is recorded when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets depends on the ability of the Company to generate sufficient taxable income of the appropriate character in the future and in the appropriate taxing jurisdictions.

As a result of the Spectrum Merger, the Company and Spectrum will join in the filing of a US consolidated tax return starting July 13, 2018. The form of the Spectrum Merger allows for the Company’s capital and net operating loss carryforwards to be able to be used to offset Spectrum’s future income and the US tax gain on the sale of the GBL business to Energizer. As a result, the Company released $365.3 million of valuation allowance on its U.S. federal net deferred tax assets since it is now more likely than not that the assets will be realized. The Company also recorded $12.3 million of state tax benefit related to net operating loss and credit carryforwards as a result of the Spectrum merger since it is more likely than not that those carryforwards will generate tax benefits after the Spectrum Merger.

The Company also released $4.9 million of valuation allowance against its U.S. federal and state capital losses as a result of the announced sale of the GBL business to Energizer.

The Company recorded tax expense of $14.7 million related to additional valuation allowance on state NOLs during the year ended September 30, 2017.

The Company released $111.1 million of domestic valuation allowance on Spectrum net deferred tax assets during the year ended September 30, 2016 since it concluded it was more likely than not that the assets would be realized. Approximately $25.1 million of the domestic valuation allowance release resulted from additional deferred tax assets created by the adoption of ASU No. 2016-09, effective as of October 1, 2015. In December 2015, the Company received a ruling from the Internal Revenue Service (“IRS”) which resulted in $87.8 million of U.S. net operating losses being restored and a release of $16.2 million of domestic valuation allowance from additional deferred tax assets created by the IRS ruling.

NOTE 15 - INCOME TAXES (continued)

As of September 30, 2018, the valuation allowance was $282.6 million, of which $247.3 million is related to U.S. net deferred tax assets and $35.3 million is related to foreign net deferred tax assets. As of September 30, 2017, the valuation allowance was $888.3 million, of which $862.2 million is related to U.S. net deferred tax assets and $26.1 million is related to foreign net deferred tax assets. As of September 30, 2016, the valuation allowance was related to continuing operations was 485.6 million, of which $203.7 million is related to U.S. net deferred tax assets and $17.6 million is related to foreign net deferred tax assets.

During the year ended September 30, 2018, the Company decreased its valuation allowance for deferred tax assets by $605.7 million of which $614.9 million is related to a decrease in valuation allowance against U.S. net deferred tax assets and $9.2 million related to an increase in the valuation allowance against foreign net deferred tax assets. During the year ended September 30, 2017, the Company increased its valuation allowance for deferred tax assets by $402.7 million, of which $394.2 million is related to an increase in valuation allowance against U.S. net deferred tax assets and $8.5 million related to an increase in the valuation allowance against foreign net deferred tax assets.

As of September 30, 2018, the Company has recorded $61.4 million of valuation allowance against its U.S. state net operating losses. It remains unclear which of the Tax Reform Act provisions will be adopted by each of the U.S. states. State conformity to the provisions of the Tax Reform Act could have a material impact on the valuation allowance recorded on U.S. state net operating losses.

The total amount of unrecognized tax benefits at September 30, 2018 and 2017 are $15.0 million and $15.6 million, respectively. If recognized in the future, $15.0 million of the unrecognized tax benefits as of September 30, 2018 will impact the effective tax rate. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of September 30, 2018, and 2017 the Company had $2.8 million and $2.5 million, respectively, of accrued interest and penalties related to uncertain tax positions. The impact on income tax expense related to interest and penalties for the years ended September 30, 2018, 2017 and 2016 was a net increase of $0.3 million, a net increase of $0.5 million and a net decrease of $0.5 million, respectively. The following table summarizes the changes to the amount of unrecognized tax benefits for the years ended September 30, 2018, 2017 and 2016:

(in millions)	2018	2017	2016
Unrecognized tax benefits, beginning of year	$15.6	$11.8	$8.5
Gross increase – tax positions in prior period	0.9	3.4	3.2
Gross decrease – tax positions in prior period	(3.3)	(0.2)	(0.3)
Gross increase – tax positions in current period	2.4	0.9	1.1
Settlements	(0.4)	—	(0.7)
Lapse of statutes of limitations	(0.2)	(0.3)	—
Unrecognized tax benefits, end of year	$15.0	$15.6	$11.8

During the tax year ended September 30, 2018, the Company reduced unrecognized tax benefits recorded against its deferred tax assets by $1.9 million for the change in the U.S. tax rate from 35% to 21%.

The Company files income tax returns in the U.S. federal jurisdiction and various state, local and foreign jurisdictions and is subject to ongoing examination by the various taxing authorities. The Company’s major taxing jurisdictions are the U.S., United Kingdom and Germany. In the U.S., federal tax filings for years prior to and including the Company’s fiscal year ended September 30, 2014 are closed. However, the federal NOLs from the Company’s fiscal years ended September 30, 2007 through September 30, 2013 are subject to Internal Revenue Service (“IRS”) examination until the year that such net operating loss carryforwards are utilized and those years are closed for audit. Filings in various U.S. state and local jurisdictions are also subject to audit and to date no significant audit matters have arisen. As of September 30, 2018, certain of the Company’s legal entities are undergoing income tax audits. The Company cannot predict the ultimate outcome of the examinations; however, it is reasonably possible that during the next twelve months some portion of previously unrecognized tax benefits could be recognized.